Exhibit 10.11
                      Employee Severance Agreement Between
                Federal Trust Corporation and Louis E. Laubscher



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                          EMPLOYEE SEVERANCE AGREEMENT
                                  By and Among
                               FEDERAL TRUST BANK
                            FEDERAL TRUST CORPORATION
                             AND LOUIS E. LAUBSCHER

         THIS EMPLOYEE SEVERANCE AGREEMENT ("Agreement") is being entered into by and among Federal Trust Bank, a Federal Savings Bank, its holding company, Federal Trust Corporation, Winter Park, Florida (collectively hereafter "Employer"), and Louis E. Laubscher ("Employee").

         WHEREAS, in recognition of Employee's significant contribution to Employer, Employer wishes to protect Employee's position therewith for the period provided in this Agreement in the event of death, a Change in Control of the Employer, or a termination without cause; and

         WHEREAS, Employee has developed an intimate and thorough knowledge of Employer's business methods and operations;

         NOW  THEREFORE,   in  consideration  of  Employee's   contribution  and
responsibilities, Employer hereby agrees to provide Employee with certain severance benefits as specifically provided herein.

         SECTION 1. TERM OF AGREEMENT. The term of this Agreement shall be for two (2) years commencing on September 1, 1997, and terminating August 31, 1999, unless further extended or sooner terminated in accordance with the terms and conditions set forth herein. On August 31, 1998, and on each "Anniversary Date" thereafter, the term of this Agreement shall be extended for one (1) additional year, unless Employer gives Employee written notice in advance of the Anniversary Date of its intent not to extend the term of this Agreement.

         SECTION 2.  PAYMENTS TO EMPLOYEE UPON CHANGE IN CONTROL.

         (a) Upon the occurrence of a "Change in Control" (as defined in subparagraph [b] of this Section) followed at any time during the term of this Agreement by the involuntary termination of Employee's employment, other than for "just cause", as defined in Section 4(a) hereof, the provision of Section 3 shall apply. Upon the occurrence of a Change in Control, Employee shall have the right to voluntarily terminate his employment, but in such event the provisions of Section 3 shall not apply, unless Employee's voluntary termination is for "good reason". Employee may voluntarily terminate his employment for good reason at any time during the remaining term of this Agreement following a Change in Control or within one (1) year of a Change in Control, whichever period is greater (defined herein as the "Protected Period") and invoke the provisions of
Section 3 herein if he is demoted, there is a significant change in his title or



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authority,  reduction in his annual compensation, or relocation of his principal place of employment by more than fifty (50) miles from the location where he performed his job functions immediately prior to the Change in Control.

         (b) "Change in Control" is defined herein to mean an event that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act") or any successor disclosure item; provided that, without limitation, such a Change in Control (as set forth in 12 U.S.C. Section 1841[a][2] of the Bank Holding Company Act of 1956, as amended) shall be deemed to have occurred if any person (as such term is used in Sections 13[d] and 14[d] of the Exchange Act in effect on the date first written above), other than any person who on the date hereof is a director or officer of the Employer, (i) directly or indirectly, or acting through one or more other persons, owns, controls or has power to vote 25% or more of any class of the then outstanding voting securities of the Employer; or (ii) controls in any manner the election of the directors of the Employer. For purposes of this Agreement, a "Change in Control" shall be deemed not to have occurred in connection with a reorganization, consolidation, or merger of Employer where the stockholders of the Employer, immediately before the consummation of the transaction, will own over 50% of the total combined voting power of all classes of stock entitled to vote of the surviving entity immediately after the transaction.

         SECTION 3.  TERMINATION BENEFITS.

         (a) Upon the occurrence of a Change in Control during the Protected Period, in the event Employee is terminated (other than termination for just cause as defined in Section 4[a] herein), Employer or its successors shall pay Employee, or in the event of his subsequent death, his beneficiary or beneficiaries or his estate, as the case may be, as severance pay or liquidated damages, or both, a sum equal to one (1) year's "highest annual base salary". For purposes of this Agreement, Employee's highest annual base salary shall mean the Employee's highest base salary during the three (3) years immediately preceding Employee's termination or for the period of time since the date
Employee was hired, whichever is shorter. Such payment shall be made in substantially equal monthly installments on the last day of each month, or if these days are nonbusiness days, the immediate preceding business day, commencing with the month in which date of termination occurs. At the discretion of Employer, Employee may receive the full amount of the severance in one lump sum payment.

         (b) Upon the occurrence of a Change in Control, followed at any time during the Protected Period by Employee's involuntary termination of employment (other than for termination for just cause) Employer or its successors shall continue to provide life, health and disability coverage comparable to the


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coverage  maintained  by Employer  for  Employee  prior to his  severance.  Such coverage shall cease upon the earlier of Employee obtaining new employment and receiving similar coverage through another company, which provides comparable company-paid coverage, or one (1) year from the date of Employee's termination.

         (c) In the event that Employee is involuntarily terminated (other than for just cause) during the Protected Period or Employee voluntarily terminates his employment for good reason, Employee shall have six (6) months within which to exercise any stock options or limited rights that have been granted by Employer.

         SECTION 4.  TERMINATION FOR JUST CAUSE.

         (a) "Termination for just cause" shall mean termination because of Employee's personal dishonesty, incompetence, willful misconduct, material breach of fiduciary duty, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. In determining "incompetence", the acts or omissions shall be measured against standards generally prevailing in the banking industry. For purposes of this Section no act, or failure to act, on Employee's part shall be considered "willful" unless done, or omitted to be done, by Employee not in good faith and without reasonable belief that his action or omission was in the best interest of Employer; provided that any act or omission to act on Employee's behalf in reliance upon advise or written opinion of Employer's counsel shall not be deemed to be willful.

         (b) Upon termination for just cause, Employee shall not have any right to receive termination benefits pursuant to Section 3 of this Agreement.

         (c) If Employee is terminated for just cause while discussions are underway between Employer and potential acquiror and those discussions result in a Change in Control, Employee will be entitled to the termination benefits provided in Section 3 of this Agreement if it is determined through arbitration, mediation or litigation that Employee was wrongfully discharged. Employee shall be entitled to reimbursement for all reasonable costs, including attorney's fees, incurred in successfully challenging such discharge.

         (d) If Employee is suspended from office and/or temporarily prohibited from participating in the conduct of Employer's affairs pursuant to an action brought by the Office of Thrift Supervision or the Federal Deposit Insurance Corporation, (collectively "Regulatory Agency"), Employer's obligations under this Agreement shall be suspended as of the date of such action. The obligations of this Agreement shall be reinstated if the charges of the Regulatory Agency are subsequently dismissed, or if the Employee is otherwise determined to be not guilty of such charges. In the event of a Change in Control during the


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suspension  period,  the successor of Employer shall be required to pay Employee the termination benefits provided in Section 3 of this Agreement upon the occurrence of an event described in Section 2(a) of this Agreement.

         (e) If Employee is removed from office and/or permanently prohibited from participating in the conduct or affairs of Employer by a final order resulting from an action brought by a Regulatory Agency, all obligations of Employer under this Agreement shall terminate as of the effective date of such order.

         (f) In the event the Employee is terminated for just cause, any stock options or limited rights granted to Employee under any stock option plan of the Employer, shall become null and void effective upon Employee's receipt of notice of termination for just cause and shall not be exercisable by Employee at any time after the date of termination (i.e. the date specified in the Notice of Termination) unless it is subsequently determined through arbitration, mediation or litigation that Employee was wrongfully discharged.

         SECTION 5. TERMINATION WITHOUT CAUSE. In the event employee is terminated without cause as defined in Section 4.(a) herein, Employer shall pay Employee as severance pay or liquidated damages, or both, a sum equal to six (6) month base salary. In addition, Employer for a six (6) month period following the date of termination, life, health, and disability coverage comparable to the coverage maintained by Employer for Employee prior to his severance. Such coverage will cease upon Employee obtaining new employment and receipt of similar coverage through a new employer.

         SECTION 6. DEATH OF EMPLOYEE. Upon the occurance of the death of Employee, Employer shall pay a sum equal to six (6) months base salary to Employee's beneficiary or beneficiaries or his estate, as the case may be. Such payment shall be in a lump sum which shall be paid on or before 30 days from the date of Employee's death.

         SECTION 7. NOTICE OF TERMINATION. Any purported termination by Employer, or by Employee shall be communicated by a Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Employee's employment under the provision so indicated.

         SECTION 8. SOURCE OF PAYMENTS. All of the payments provided under this Agreement shall be paid in cash or check from the general funds of Employer or its successor. No special or separate funds of Employer shall be established and no other segregation of assets of Employer shall be made to assure payment.

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         SECTION 9. EFFECT ON PRIOR AGREEMENT AND EXISTING  BENEFIT PLANS.  This
Agreement is not intended to affect or operate to reduce any benefit or compensation inuring to Employee of a kind elsewhere provided. No provision of this Agreement shall be interpreted to mean that Employee is subject to receiving fewer benefits than those which would be available to him without reference to this Agreement.

         SECTION 10.  NO ATTACHMENT.

         (a) Except as required by law, no right to receive payment under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation, or to execution, attachment, levy, or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to affect any such action shall be null, void, and of no effect.

         (b) This Agreement shall be binding upon, and inure to the benefit of Employee, and Employer, and their respective successors and assigns.

         SECTION 11.   MODIFICATION AND WAIVER.

         (a) This Agreement may not be materially modified or amended except as agreed to by Employee.

         (b) No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel against the enforcement of any provision of this Agreement, except by written instrument of the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future, or as to any act other than that specifically waived.

         SECTION  12.   REINSTATEMENT OF BENEFITS UNDER SECTION  4(c)  and
(d). In the event Employee is suspended and/or temporarily prohibited from participating in the conduct or affairs of Employer by a Notice of Termination during the term of this Agreement and a Change in Control occurs, Employee's successor shall be obligated to pay Employee the termination benefits provided for under Section 3 of this Agreement upon receipt of a dismissal of charges in the Notice of Termination.

         SECTION 13. ARBITRATION. The Parties Agree that any controversy or claim arising out of or relating to this Agreement or any breach thereof, including, without limitation, any claim that this Agreement or any portion

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thereof is invalid, illegal or otherwise voidable, shall be submitted to binding arbitration before and in accordance with the rules of the American  Arbitration
Association  and  judgement  upon  the   determination   and/or  award  of  such
arbitrator(s) may be entered in any court having jurisdiction thereof. Provided, however, that this clause shall not be construed to permit the award of punitive damages to either party. The situs of arbitration shall be in Orange County, Florida.

         SECTION 14. ATTORNEYS FEES. In the event of an arbitration proceeding occurring out of or involving this Agreement, the employee shall be entitled to recovery of his reasonable attorneys' fees, expenses and costs, including fees and costs to enforce an award, if the employee is successful in his claim. Further, because of economic disparity between Employer and Employee, Employer agrees to pay for Employee's reasonable attorney's fees and costs up to $5,000 to enforce the terms of this Agreement or recover damages for breach of this agreement as follows: $3,000 at the commencement of the mediation proceedings and an additional $2,000 six months thereafter. In the event the Employee is unsuccessful in his claim or defense, the Employee shall reimburse Employer for any attorney' fees, expenses and costs that have been advanced. If the Employee is successful, any attorneys' fee award will be reduced by the amount of attorney's fees and costs that have been advanced. Such reimbursement shall be in addition to all rights to which the Employee is otherwise entitled under this Agreement.

         SECTION 15. SEVERABILITY. The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

         SECTION 16. HEADINGS FOR REFERENCE ONLY. The headings of the Sections herein are included solely for convenience of reference and shall not control the meaning or the interpretation of any of the provisions of this Agreement.

         SECTION 17. APPLICABLE LAW. This Agreement shall be governed in all respects and be interpreted by and under the laws of the State of Florida and the regulations promulgated thereunder by the Florida Department of Banking and Finance, except to the extent that such law may be preempted by applicable federal law including regulations, or opinions and/or policy statements issued by the Office of Thrift Supervision or the Federal Deposit Insurance Corporation, in which event this Agreement shall be governed and be interpreted by and under federal law to the extent such federal law or regulations apply.

         SECTION 18. SUCCESSORS. Employer shall require any successor to the business and/or assets of Employer in connection with a Change in Control to assume and agree to perform its obligations under this Agreement in writing.


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         SECTION 19. NO  CONTRACT OF  EMPLOYMENT.  This  Agreement  shall not be deemed to constitute an employment contract between Employer and Employee or to be in consideration of or an inducement for the employment of Employee. Nothing contained in this Agreement shall be deemed to give Employee the right to be retained in the service of Employer or to interfere with the right of Employer to discharge at any time.

         SECTION 20. LIMITATION OF RIGHTS. Neither this Agreement, nor any amendment thereof, nor the payment of any benefits hereunder, shall be construed as giving Employee or other person any legal or equitable right against Employer except as expressly herein.

         IN WITNESS WHEREOF, Employer has duly executed this Agreement this 8th day of September, 1997.

                                                       FEDERAL TRUST CORPORATION



______________________________                        By: ______________________
Witness                                                   James V. Suskiewich
                                                          Chairman of the Board


                                                              FEDERAL TRUST BANK


______________________________                        By: ______________________
Witness                                                   James V. Suskiewich
                                                          Chairman of the Board



______________________________                        By: ______________________
Witness                                                   Louis E. Laubscher
                                                          Employee



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